UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84,043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders

Nature's Sunshine Products, Inc. (the "Company") held its 2017 Annual Meeting of Shareholders on May 9, 2017 (the "Meeting"). The proposals voted upon at the Meeting and the final results of the shareholder vote on each proposal are set forth below. Each of the proposals is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2017 (the "Proxy Statement").

(1)         Election of Directors. The Company’s shareholders elected all persons nominated for election as directors as set forth in the Proxy Statement to serve until the next Annual Meeting of Shareholders. The following table sets forth the vote of the shareholders at the Meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote
Albert R. Dowden	14,385,971	140,122	2,187,233
Jia Hongfei	14,420,627	105,466	2,187,233
Kristine F. Hughes	14,423,293	102,800	2,187,233
Robert B. Mercer	14,436,892	89,201	2,187,233
Gregory L. Probert	14,427,809	98,284	2,187,233
Mary Beth Springer	14,386,725	139,368	2,187,233
Rebecca L. Steinfort	14,430,440	95,653	2,187,233
J. Christopher Teets	14,389,964	136,129	2,187,233
Jeffrey D. Watkins	14,386,286	139,807	2,187,233

(2)         Ratification of appointment of independent registered public accounting firm. The Company’s shareholders voted upon and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2017. The following table sets forth the vote of the shareholders at the Meeting with respect to the appointment of Deloitte & Touche LLP:

For	Against	Abstain
16,670,252	31,594	11,480

There were no broker non-votes in the ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2017.

(3)         Advisory Resolution on Executive Officer Compensation. The Company’s shareholders, on an advisory basis, voted to approve an advisory resolution of the compensation of the Company’s named executive officers as follows:

For	Against	Abstain	Broker Non-Votes
13,777,936	725,841	22,316	2,187,233

(4)    Advisory Vote as to the Frequency of Future Advisory Votes on Executive Officer Compensation. The Company’s shareholders, on an advisory basis, voted as to the frequency of future shareholder advisory votes on the Company's named executive officer compensation as follows:

1 Year	2 Years	3 Years	Abstain
13,785,967	8,558	721,262	10,306

After considering the voting results set forth above, the Company’s board of directors determined at its meeting held on May 9, 2017, that the Company will continue to hold a shareholder advisory votes on the compensation of its named executive officers every year. The Company will again seek its shareholders’ recommendation as to the frequency of such votes at its 2023 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: May 12, 2017	By:	/s/ Joseph W. Baty
Joseph W. Baty, Executive Vice President, Chief Financial Officer and Treasurer